Gulf South Bank Conference May 10, 2011

Forward-Looking Statements
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share, capital levels and ratios and other financial performance measures, as well as management’s short-term and long-term performance, trends, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward-looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties. Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected results, performance or achievements expressed or implied by these forward-looking statements are described under “Risk Factors” in the Company’s Annual Report on Form 10-K
for the year ended December 31, 2010 and other reports and documents filed by the Company from time to time with the SEC.
You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

Encore Profile
Businesses: Community Bank,
Wealth Management and Insurance
Headquarters: Houston, Texas
Total Assets: $1.5 billion
Total Loans: $0.9 billion
Total Deposits: $1.0 billion
Assets Under Management: $2.9 billion
Total Equity: $168 million
Tier 1 Risk-Based Capital: 13.05%
Private Client Offices: 11*
* Additional private client office expected to be opened Q3 2011.

4 Current Position • Emerging profitability • Improving net interest margin • Improving asset quality • Building Houston franchise • Growing fee-based businesses • Solid capital

Quarterly Income Statement
Three Months Ended
Mar 31,
2011 2010
Net interest income 11,095 $         11,490 $
Provision for loan losses 2,170              4,960
Noninterest income 7,066              6,909
Noninterest expense 14,355            18,264
  Net earnings (loss) before taxes 1,636              (4,825)
Income taxes 484                  (2,574)
  Net earnings (loss) 1,152 $           (2,251) $
Earnings (loss) available to common 594 $              (2,807) $
Diluted earnings (loss) per share 0.05 $             (0.27) $
$ in thousands, except diluted earnings per share

Total Revenue
$ in millions
*
Revenue excludes gain on sale of branches.
$6.9
$6.8
$7.0
$7.3
$7.1
$11.5
$10.9 $11.0
$11.1 $11.1
$0
$5
$10
$15
$20
1Q10 2Q10 * 3Q10 4Q10 * 1Q11
Net Interest Income Noninterest Income
$18.4
$17.7
$18.0
$18.4
$18.2

Net Interest Income *
$11.2 $11.2
$11.1 $11.1
$11.6
3.37%
2.89%
2.83%
2.92%
3.11%
$0
$6
$12
$18
$24
1Q10 2Q10 3Q10 4Q10 1Q11
0.0%
0.9%
1.8%
2.7%
3.6%
Net Interest Income Net Interest Margin
$ in millions
* On taxable – equivalent basis.

Noninterest Expense
$8.7
$8.5
$8.5
$8.6
$8.6
$5.7
$11.7
$12.2
$10.8
$9.7
$0
$6
$12
$18
$24
1Q10 2Q10 3Q10 4Q10 1Q11
Personnel expense Non-personnel expense
$ in millions
$18.3
$19.4
$20.7 $20.2
$14.4

Delinquent Loans *
$33.5
$51.0
$58.0
$27.8
$30.5
$0
$20
$40
$60
$80
1Q10 2Q10 3Q10 4Q10 1Q11
Total delinquent loans
$ in millions
*  Represents the legal loan balance of loans 30 days or more past due.

Non-Performing Assets
$ in millions
$11.1
$13.6
$10.8
$9.3
$7.3
$27.7
$26.5
$51.7
$64.2
$40.7
$0
$20
$40
$60
$80
1Q10 2Q10 3Q10 4Q10 1Q11
Nonaccrual loans Investment in real estate
$51.8
$77.8
$62.5
$35.8
$35.0

Net Charge-offs
$4.9
$13.5
$0.5
$2.3
$13.1
$0
$4
$8
$12
$16
1Q10 2Q10 3Q10 4Q10 1Q11
$ in millions
Commercial Net Charge-offs
$1.5
$3.4
$1.8
$2.7
$1.3
$0
$4
$8
$12
$16
1Q10 2Q10 3Q10 4Q10 1Q11
Consumer Net Charge-offs

Building Houston Franchise
•
Take advantage of market disruptions
•
Utilize strong team of experienced commercial and
private bankers
•
Leverage local decision making and local contacts
•
Continue to grow DDA deposits and commercial loan
portfolio

Houston Market
•
4
th
largest city; 6
th
largest MSA
•
Unemployment rate of 8.3% vs. 9.2% for U.S.*
•
Population growth ranked 2
nd
in the nation between
2000 and 2009
•
Second largest U.S. port based on tonnage
•
Texas entered recession a year later; exiting at the
same time
*
Not seasonally adjusted.
Source: Greater Houston Partnership;  U.S. Dept. of Labor

Houston Deposit Market Share
# of Branches $ in Millions Market Share %
1 JP Morgan Chase (NY) 216 41,181 $         30.01%
2 Wells Fargo (CA) 237 14,798             10.78%
3 Bank of America (NC) 119 9,755               7.11%
4 Zions (Amegy) (UT) 83 8,577               6.25%
5 BBVA (Spain) 79 7,831               5.71%
6 Comerica * 67 4,658               3.39%
7 Prosperity 56 3,039               2.21%
8 Capital One (VA) 51 2,365               1.72%
9 Woodforest 106 2,351               1.71%
10 Frost 28 2,304               1.68%
11 Regions (AL) 27 1,519               1.11%
12 Bank of Texas (OK) 15 1,379               1.00%
13 Encore 11 1,033               0.75%
June 30, 2010
* Combined with Sterling Bank.
Source: FDIC Bank Data & Statistics

Pinehurst
Shenandoah
Chateau Woods
The Woodlands
Oak Ridge North
Porter Heights
Woodbranch
New Caney
Roman Forest
Oklahoma
Decker Prairie
Tomball
Spring
Porter
Lake Houston State Park
Dunnam
Eastgate
Huffman
Kohrville
Louetta
Westfield
Humble
Atascocita
Cypress
Harmaston
Lake Houston
North Houston
Aldine
Crosby
Jersey Village
Kinwood
Dyersdale
Barrett
Sheldon Lake State Park
Sheldon
Beaumont Place
Highlands
Spring Valley
McNair
Cloverleaf
Channelview
Jacinto City
George Bush Park
Galena Park
Mission Bend
Bellaire
University Place
Deer Park
Pasadena
Four Corners
Meadows Place
La Porte
Sugar Land
Missouri City
South Houston
Shoreacres
Fifth Street
Almeda
Brookside Village
Pearland
Seabrook
Greatwood

ENCOREBANCSHARES, INC.

15 Houston Market Includes additional private client office expected to be opened Q3 2011.

16 Texas Loans $ in millions $345 $367 $335 $320 $308 $537 $524 $557 $566 $560 $0 $300 $600 $900 $1,200 1Q10 2Q10 3Q10 4Q10 1Q11 Commercial loans Consumer loans $868 $886 $892 $882 $891

Loan Portfolio
Residential 2nd
lien
28.0%
Home equity
lines
5.9%
Consumer
2.4%
Construction
5.4%
Commercial
17.3%
Residential
1st lien
21.9%
FL Retained
2.7%
Commercial
real estate
16.4%
Excludes held-for-sale of $2.9 million.

18 Residential Loan Portfolio $0 $100 $200 $300 $400 1Q10 2Q10 3Q10 4Q10 1Q11 1st SBO 1st Mortgage PMT HELOC/Others $211 $358 $216 $357 $207 $344 $205 $323 $ in millions $330 $206

16%
12%
8%
4%
0%
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11
1st Mortgage
1st Mortgage SBO
PMT
HELOC/Others

ENCOREBANCSHARES, INC.

19 Residential Loan Delinquency

Texas Deposits
$ in millions
$803
$833
$838
$830
$821
$156
$183
$206 $220
$220
$0
$300
$600
$900
$1,200
1Q10 2Q10 3Q10 4Q10 1Q11
Interest-bearing deposits Noninterest-bearing deposits
$959
$1,016
$1,044 $1,050 $1,041

21 Deposit Mix Money market and savings 27.4% Noninterest- bearing deposits 21.1% Interest checking 14.9% CDs under $250,000 25.8% CDs over $250,000 8.3% Brokered deposits 2.5%

22 Wealth Management $2.8 $2.7 $2.9 $2.9 $2.6 $0 $1 $2 $3 $4 1Q10 2Q10 3Q10 4Q10 1Q11 Assets Under Management $ in Billions

23 Wealth Management $4.7 $4.7 $5.2 $5.1 $4.6 $0 $2 $4 $6 $8 1Q10 2Q10 3Q10 4Q10 1Q11 Revenues $ in Millions

24 Insurance Commissions $1.6 $1.5 $1.1 $1.4 $1.5 $0 $1 $2 $3 $4 1Q10 2Q10 3Q10 4Q10 1Q11 Commissions $ in Millions

Solid Capital
3/31/2011
TCE/ Tangible Assets 6.91%
Leverage Ratio 9.29%
Tier 1 RBC 13.05%
Tier 1 Common RBC 8.08%
Allowance for Loan Losses/ Total Loans * 2.03%
* Excludes loans held-for-sale of $2.9 million.

Investment Considerations
•
Solid capital position
•
Improving asset quality
•
Capacity for loan growth
•
Attractive market valuation relative to peers
•
High margin fee-based businesses
•
Desirable Houston franchise

Non-GAAP Financial Measures
March 31, 2011
Shareholders' equity (GAAP) 167,914 $
Less: Preferred stock 29,633
         Goodwill and other intangible assets, net 40,374
Tangible common equity (1) 97,907 $
Total assets (GAAP) 1,458,181 $
Less: Goodwill and other intangible assets, net 40,374
Tangible assets 1,417,807 $
(1) Tangible common equity, a non-GAAP financial measure, includes total equity, less preferred equity, goodwill and other intangible assets.
Management reviews tangible common equity along with other measures of capital as part of its financial analyses and has included this information because of current interest on the part of market participants in tangible common equity as a measure of capital. The methodology of determining tangible common equity may differ among companies.
$ in Thousands